2011 Investor Day June 9, 2011 Exhibit 99.1

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS

FORWARD-LOOKING STATEMENTS
The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,” “believe,”
“projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995 (the “Reform Act”).  These statements may include, but are not limited to, statements regarding our future operating results and growth.  For all
“forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act.  Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange
Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time.  The Company disclaims any intent or obligation to update these forward-looking statements.

INVESTMENT HIGHLIGHTS

• Investments made over the past few years have driven
significant improvements in collections, cash flow and earnings
• Difficult regulatory environment being managed proactively
• Expanding presence in India, combined with new strategic
initiatives, are expected to continue increasing cash flow from operations
• Demonstrated ability to raise and profitably deploy capital in favorable and unfavorable business cycles

PRESENTING TODAY 4 Brandon Black President and Chief Executive Officer Paul Grinberg EVP, Chief Financial Officer Amy Anuk VP, Business Development Manu Rikhye Managing Director, India Operations

ENCORE IS A LEADER IN THE CONSUMER DEBT BUYING AND
RECOVERY INDUSTRY

Revenue Composition
As of March 31, 2011
Global Capabilities
Debt Purchasing & Collections
Bankruptcy Servicing
•
Purchase and collection
of charged-off unsecured
consumer receivables
(primarily credit card)
•
Robust business model
emphasizing consumer
intelligence and
operational specialization
•
Invested ~$1.9 billion to
acquire receivables with a face
value of ~$58 billion since
inception
•
Acquired ~34 million consumer
accounts since inception
•
Process secured consumer bankruptcy accounts for leading
auto lenders and other financial institutions
•
Proprietary software dedicated to bankruptcy servicing
•
Operational platform that integrates lenders, trustees,
and consumers
St Cloud, MN
Arlington, TX
Phoenix, AZ
Delhi, India
Call Center /
Technology Site
Call Center Site
Ascension
Call Center Site
San Diego, CA
Headquarters/
Call Center Site
Debt Purchasing & Collections
Bankruptcy Servicing

THE COMPANY’S FINANCIAL RESULTS OVER THE PAST TWO YEARS
HAVE BEEN STRONG

2010 2009
YOY Growth
Annual Variance
$605 $117
24%
$488
Collections
$381 $65 21% $316
Revenue
$347 $82 31% $265
Adjusted EBITDA*
$362  $105
41%
$257
Purchases
$1.95 $0.58
42%
$1.37
EPS
($ millions, except EPS and ratios)
* Adjusted EBITDA is a non-GAAP number. The Company considers Adjusted EBITDA to be a meaningful indicator of operating performance and uses it as a measure to assess the operating performance of the Company. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end
of this presentation.
Q1 11
$191
$110
$116
$91
$0.54
Q1 10
$141
$87
$83
$82
$0.44

WE HAVE GENERATED STRONG RESULTS DESPITE THE
MACROECONOMIC DOWNTURN

($ millions)
* Adjusted EBITDA is a non-GAAP number. The Company considers Adjusted EBITDA to be a meaningful indicator of operating performance and uses it as a measure to assess the operating performance of the Company. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of this presentation
** LTM data as of 03/31/2011
Adjusted EBITDA* and Gross Collections by Year

STRATEGIC DECISIONS MADE OVER THE PAST DECADE
DEMONSTRATE OUR ABILITY TO FORESEE AND ADAPT TO CHANGES

•
Established our operating
center in India
•
Created an activity-level cost
database
•
Built and implemented the
industry’s first known ability-to-
pay (capability) model
Overconfidence and
Irrational Pricing
2005 2007 2006 2008
•
Created first generation
consumer-level underwriting
models
An Emerging
Market
Demand
Supply
2001 2002 2003 2004
Attractive
Opportunities
2009 2010 2011
•
Expanded access to
capital

WE HAVE ALSO POSITIONED OURSELVES TO ADDRESS REGULATORY
CHALLENGES AS THEY EMERGE
Building a consumer intelligence platform, focused on
financially distressed consumers, that can inform policy
discussions and identify strategies to promote financial
recovery
Revamped our consumer relations process and introduced
a Consumer Bill of Rights
Met with leadership of the CFPB and the staff of key federal and state legislators
Hired a government relations firm and lobbyists in key
states

Consumer
Alignment
Regulatory
Outreach
Advisors
Analytics

OUR BUSINESS MODEL IS CRITICALLY IMPORTANT, AS IT PROVIDES
THE CONSUMER WITH TIME TO RECOVER

Timeframe
Process and
relationship
with consumers
Outcome
•
Charge-off threshold
extends a maximum of
6 months
Transactional
•
Attempt immediate
resolution during
delinquency cycle
(days 30 – 180)
•
Consumer is “charged-
off” by issuer on day 181
•
Issuer offers to sell
unsecured, charged-off
debt or service through
3rd party agencies
ORIGINAL
CREDITOR
•
Four-to-six month
collection cycle
Pressured
•
Artificial deadlines
•
Multiple collection
companies
•
Counterproductive
incentive structure
•
Consumer is
confused and
frustrated
CONTINGENCY
COLLECTION
AGENCY
•
Consumer has 84 months
to recover financially
Partnership
•
Create partnership strategy
and set goals
•
Tailor work strategies to
individual circumstances,
giving them time for a
consumer to recover
•
Maximizes likelihood of
repayment, creates
consistency, and ensures
that consumers are treated
fairly

OUR LONG-TERM MODEL HAS ALLOWED MORE THAN TWO MILLION CONSUMERS TO MOVE TOWARD FINANCIAL RECOVERY 11 Consumers with Whom We Have Partnered to Retire Their Debt (Cumulative)

WE HAVE TAKEN A LEADERSHIP STANCE BY OUTLINING OUR CORE PRINCIPLES IN AN INDUSTRY-FIRST CONSUMER BILL OF RIGHTS 12

A Closer Look at Our Consumers and Our Financial Results

OUR BUSINESS MODEL DEPENDS UPON A VERY SMALL PERCENTAGE
OF PAYERS

Portfolio Face Amount $15,000,000
Average Balance $3,000
Number of Accounts 5,000
Purchase Factor $0.05
Purchase Price $750,000
Projected Return (2.5x) $1,875,000
As a result, we only need 19% of all consumers to
pay us two-thirds of what they owe, over a seven
year period, to achieve significant returns
ILLUSTRATIVE

TRYING TO UNDERSTAND AND PREDICT BEHAVIOR IS EVEN MORE
DIFFICULT WHEN IT OCCURS INFREQUENTLY

5% - 9%
(350 consumers)
Purchased portfolio
(5,000 consumers)
Payers in
year 1
2% - 3%
(125 consumers)
Payers in
year 3
Payers in
year 5
~1%
(50 consumers)

Metric Recent trend
•
Payer rates
•
Upward
•
Average payment size
•
Stable
•
Payment style
•
More payment plans
•
Broken payer rates
•
Mild improvement
•
Settlement rates
•
Stable

OUR CONSUMERS HAVE SHOWN THAT THEY ARE RESILIENT DESPITE
THE MACROECONOMIC ENVIRONMENT

17 Overall Payer Rate For All Active Inventory PAYER RATES HAVE ACTUALLY INCREASED OVER THE PAST FEW YEARS 2008 2009 2010 2011

AVERAGE PAYMENT SIZE REMAINS CONSISTENT, EVEN AS PAYMENT
PLANS CONTINUE TO BE THE NORM

Average Payment Size For All Paying Accounts
2009
2010
2011
2008
Single Settlement Payers as a Percentage of
Total Payers
2009
2010
2011
2008

OUR CONSUMERS ARE HONORING THEIR OBLIGATIONS AND SETTLING THEIR
ACCOUNTS AT RATES CONSISTENT WITH PAST PERIODS
Overall “Broken” Payer Rate, Excluding
Settled Accounts Through Time

Legal Settlement Rate
2009
2010
2011
2008
2009
2010
2011
2008

WE HAVE FUNDAMENTALLY CHANGED THE COST STRUCTURE OF
THE COMPANY OVER THE PAST FOUR YEARS

Overall Cost-to-Collect
(%)
An 1150 basis point
reduction in cost-to-
collect translated into
$22 million in cost
savings in Q1 2011

LED BY OUR INDIA CENTER, WHICH IS EXPECTED TO PRODUCE HALF
OF ALL 2011 CALL CENTER COLLECTIONS

Collections from all Call Centers
($ millions)
$126
$157
$186
$268
Percent
of Total:
10% 19% 30%
44%
~$340
50%

WE CONTINUE TO BUILD A SUBSTANTIAL RESERVOIR FOR THE FUTURE 22 Annual Estimated Remaining Gross Collection (ERC) and Total Debt ($ millions, at end of period)

WE BELIEVE THAT OUR CURRENT ESTIMATE OF REMAINING
COLLECTIONS IS CONSERVATIVE

Cumulative Collections (initial expectation vs. actual)
($ millions, March 01 – March 11)
Actual cash
collections
Initial
projections

WE ADJUST IRRS OVER TIME TO REFLECT OVER-PERFORMANCE

Purchase Period Q1 2009 Q2 2009 Q3 2009 Q4 2009
IRR at purchase 4.2% 4.4% 4.4% 4.4%
Current IRR*
5.8% 6.0% 8.0% 7.3%
Average life-to-date IRR* 4.9% 5.2% 6.2% 6.3%
*As of 3/31/2011

FROM A CAPITAL PERSPECTIVE, WE HAVE SIGNIFICANT ROOM TO
GROW THE BUSINESS
($ millions)
Cash flow leverage ratio
Debt
Trailing 4-quarter adjusted EBITDA*
Debt/Adj. EBITDA [Maximum 2.0x]
Minimum net worth
Total stockholders' equity
Minimum net worth
Excess room
Interest coverage ratio
Trailing 4-quarter EBIT
Trailing 4-quarter consolidated interest expense
EBIT/Interest expense [Minimum 2.0x]
303.1
264.6
1.15
243.1
183.0
60.1
69.9
16.2
4.3
2010
385.3
346.7
1.11
302.7
207.6
95.1
97.0
19.3
5.0
Q1 2011
382.4
380.4
1.01
318.8
214.4
104.4
103.1
20.4
5.1
2009
Based on our
cash flow and
LTM Adj.
EBITDA, our
leverage ratio
would allow us
to increase total
debt to $761
million, nearly
double the
present level
Covenant Analysis

Aggregate Revolving Loan Commitment
Drawn on Line of Credit
300.0
410.5
327.0
360.5
260.0
327.5
* Adjusted EBITDA is a non-GAAP number. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of this presentation

We Continue to Invest in the Future

Full Year Purchases for 2008 – 2010, 2011 Estimate
WE ARE EXPECTING 2011 TO BE ANOTHER YEAR OF STRONG
PURCHASING GROWTH

$62
2011E
$380
($ millions)
2008
$230
2009
$257
2010
$362
2010 Adj.
$316
Large December
Purchase
($46)

OUR ABILITY TO INCREASE PURCHASES IS A RESULT OF NOT BEING LIMITED TO A PARTICULAR ASSET CLASS OR AGE OF RECEIVABLE 28 Historical Purchase Mix by Year, 2011 Estimate ($ millions)

TELECOM RECEIVABLES WILL BE AN AREA OF PURCHASING FOCUS IN
2011, WHICH WE HAVE EVOLVED INTO A COMPETITIVE STRENGTH

•
Historical telecom challenges
–
U.S. based servicing inflated
cost-to-collect
–
Long-term liquidation was over-
estimated
–
Prices were higher
•
As a result, our early investments
yielded lower-than-expected IRRs
Historical Telecom Cost-to-Collect
2005 - 2007 Purchases

LOWER SERVICING COSTS AND TARGETED COLLECTION EFFORTS
HAVE DRAMATICALLY IMPROVED TELECOM PROFITABILITY
Telecom Servicing Costs
Cost-to-collect
Telecom IRRs
%

2005-2007
2011
> 20%
Shorter collection curve duration
Servicing in India
Better operational models
Expect to deploy $30 million in 2011

Our India Operation Continues to be a Competitive Advantage

India Collections*
($ Millions)
*  Includes all collections on accounts maintained by the India site
QoQ India Collections
($ millions)
2011 IS SHAPING UP TO BE ANOTHER YEAR OF SUBSTANTIAL
COLLECTIONS GROWTH FOR OUR OPERATIONS IN INDIA
93%
CAGR

Encore India Account Manager Headcount and Indicative Cash Average
Headcount (number); Cash average (indicative)
MUCH OF THE GROWTH IS DRIVEN BY OUR MATURING WORKFORCE

0
5
10
15
20
25
30
50
100
150
200
250
300
350
400
0-3 Months 4-6 Months 7-15 Months 15+ Months
Dec 2010 Mar 2011 Indicative cash average
-

34 DESPITE LOCAL WAGE INFLATION, WE HAVE BEEN ABLE TO MAINTAIN OUR TOTAL COST PER EMPLOYEE * Cost per FTE includes all India site costs Monthly Cost per Account Manager (FTE)* ($)

35 11 3 7 31 25 14 47 113 Customer Support MIS/ Analytics IT Bankruptcy Servicing Dec 2007 Mar 2011 Encore India Non-Collection Headcount Growth (Count ) TODAY, INDIA IS MUCH MORE THAN A CALL CENTER

2007 2009 2011
Local Support
Global Support
7
9
9
47
• Only supporting the India site
• First programmers hired in 2008
• Added server administrators,
telecommunications’ specialists
and software quality assurance
team
• All helpdesk functionality for
Encore handled in India
AND IS SUPPORTING OUR TECHNOLOGY NEEDS IN BOTH THE U.S.
AND INDIA
India IT Diversification
(Count )
Our India IT
staff provides
similar cost
savings to their
AM
counterparts

WE ASPIRE TO BECOME ONE OF INDIA’S LEADING EMPLOYERS, AS
DEFINED BY THE GREAT PLACE TO WORK INSTITUTE (GPTW)
Trust
Relationship
between
employees and
management
Pride
Relationship
between
employees and
Encore
Camaraderie
Relationship
between
employees
themselves

38 WHILE THE RESULTS HAVE NOT BEEN ANNOUNCED, OUR SCORES COMPARE FAVORABLY TO THE TOP 50 EMPLOYERS GPTW Survey Results Comparing Encore’s 2011 Results to the 2010 Winners (% favorable)

Analytic-based Insights Driving Performance

WE BELIEVE LONG-TERM PROFITABILITY IN THIS INDUSTRY WILL BE DRIVEN BY EXCELLENCE IN THREE KEY AREAS 40 Consumer- level underwriting Superior collection approach Low-cost collection platform

TO SUCCEED IN THOSE AREAS, YOU MUST UNDERSTAND THE
CONSUMER

Strong partnership
opportunities with
willing and able
consumers
Our attempts to contact or
work with consumers are
typically ignored,
and
the legal
option becomes necessary
Hardship
strategies
Offer significant discounts
and plans that accommodate
many small payments
Remind consumers of their
obligation through legal
communications
Focus on payment plans and
opportunities to build longer
relationships with consumers
Willingness to pay
Is the debtor willing to resolve the debt on fair terms?
HIGH
HIGH
LOW
LOW

OUR STRONG PORTFOLIO PURCHASING TRACK RECORD IS DRIVEN BY AN
UNDERWRITING MODEL FOCUSED ON INDIVIDUAL CONSUMERS

Deal Accuracy Since 2000
858
Total purchase
transactions
809
Total
profitable
deals
(39)
Principal not
fully recovered
(Count based on actual results plus forecast)
Principal recovered,
but not all servicing
costs
(10)
Since 2000, 94%
of our portfolio
purchases have
been profitable

PURCHASING ACCURACY AND OUR ANALYTIC OPERATING MODEL
HAVE LED US TO CONSISTENTLY OUTPERFORM OUR PEERS

Cumulative Actual Collection Multiples by Vintage Year as of March 31, 2011
(Total Collections / Purchase Price)
Source: SEC Filings, Encore Capital Group Inc.

New Strategic Initiatives That Will Leverage Our Strengths

WE ARE IN THE PROCESS OF BUILDING UPON OUR PRIOR SUCCESSES
WITH POWERFUL STRATEGIC INITIATIVES

Drive a meaningful portion of our legal
collections through internal resources
1. Diversify our legal
platform
Create a world class near-shore facility
2. Capture incremental
value through
increased offshore
activities
Collaborate with accomplished academics to
extend our deep consumer knowledge
3. Develop new insights
about our consumers

WE HAVE CONSISTENTLY ENHANCED OUR LEGAL COLLECTION
INFRASTRUCTURE

2006 2007 2008 2009 2010
Strengthened firm
management processes
and operational support
to firms
Further strengthened
infrastructure and
governance
Began process of
building an internal legal
collection process
Dramatically increased
volumes to adapt to
changing consumer
behavior
Implemented new
placement models to
better optimize returns
2011
Considered, but rejected,
the idea of building an
internal process

THESE IMPROVEMENTS HAVE DRAMATICALLY IMPROVED BOTH
COLLECTIONS AND COST TO COLLECT

$193.2
$232.7
$266.8
$88.5
2008 2009 2010 2011 Q1
Legal Collections and Costs as a Percentage of Legal Collections
($ millions)
45.4%
48.4%
41.3%
49.8%

SEVERAL FACTORS DURING LATE 2009 AND EARLY 2010 DROVE THE
DECISION TO BUILD AN INTERNAL LEGAL CAPABILITY
Legal/regulatory environment
Rationale for internal legal
•
Increased control over consumer
and court interaction
•
Reduced risk from firm failures
•
Ability to deploy our account-level
analytics against legal workflows
•
Champion / challenger approach to
improve performance
•
A 5% collection increase will
generate an incremental $15 million
in annual collections
•
We gain $0.06 in EPS for every 1%
reduction in overall cost
•
•
•
•
State-level legal requirements
changing rapidly
Limited number of firms who are
able to scale their operations
Flaws exposed in the traditional
model, including limited oversight
of service providers
Financial instability led to the
failure of some firms, including the
largest firm at the time

SINCE THEN, WE HAVE MADE SIGNIFICANT PROGRESS

Hired dedicated legal
teams in 4 states
Developed and deployed
a customized litigation
technology platform
We plan to
operate in 6
states by the
end of 2011
Built a reliable service
provider network
Launched back-office
and collections teams

IT WILL TAKE SOME TIME BEFORE THIS INITIATIVE CONTRIBUTES TO THE BOTTOM LINE 50 Number of states 6 16 25 25 EoY headcount 80-90 225-250 350-375 350-400 Placements, Collections (#, $ millions)

Spanish Account Inventory
(in thousands)
WE ARE ALSO ADDRESSING OUR GROWING POPULATION OF
SPANISH-SPEAKING CONSUMERS
Our presence in San
Diego and Phoenix
provides us with a
natural hiring pool, but
hiring cannot keep pace
with inventory growth
US-based Spanish
servicing is challenging
because of labor
availability and cost

THE SOLUTION IS BUILDING A NEAR-SHORE CALL CENTER BY
LEVERAGING INSIGHTS FROM OUR SUCCESS IN INDIA

We expect this site to increase overall call center capacity by as many as 300 AMs, at a cost-to-collect under 20%
We are focused on Costa Rica and Panama because of their
proven ability to effectively address the U.S. marketplace
We expect to have the facility up and running in early 2012

FINALLY, WE ARE CREATING A CENTER OF EXCELLENCE DEDICATED
TO UNDERSTANDING FINANCIALLY DISTRESSED CONSUMERS

A new demographic
segment has emerged
It has unique features, is
growing, and has needs that
are only marginally served
by existing business models
Unique consumer
demographics
Focus on broader
population confounds
efforts to understand
and respond to new
population
Confusing policy
environment
Consumer decisions are
poorly understood, many
voices confuse the
issues, and discussions
often substitute
anecdotes for data
Accelerating industry
maturation
Leading companies now
capable of making
investments in R&D and
integrating their discoveries
Clear educational
opportunities
Strengthen personal finance,
planning, and credit skills
through focused outreach
and expert instruction

ENCORE’S DEBT RESEARCH INSTITUTE WILL SERVE MULTIPLE
CONSTITUENCIES

Create and manage a
tailored suite of programs
that provide significant,
measureable benefit to
consumers
Promote
financial literacy
Conduct research to
understand financially
distressed consumers’
choice, consumptive, and
financial behaviors
Enhance consumer
intelligence
Integrate experimental
psychology and
behavioral finance into
collection practices
Increase collection
efficacy
DEBT
RESEARCH
INSTITUTE

SUMMARY

• Investments made over the past few years have driven
significant improvements in collections, cash flow and earnings
• Difficult regulatory environment being managed proactively
• Expanding presence in India, combined with new strategic
initiatives, are expected to continue increasing cash flow from operations
• Demonstrated ability to raise and profitably deploy capital in favorable and unfavorable business cycles

APPENDIX

APPENDIX A: CUMULATIVE COLLECTIONS BY PORTFOLIO VINTAGE

Cumulative Collections through March 31, 2011 (000’s)
Year of
Purchase
Purchase
Price
<2005 2005 2006 2007 2008 2009 2010 2011 Total CCM
<2005
$385,479
$749,791 $224,620 $164,211 $85,333 $45,893 $27,708 $19,986 $4,352 $1,321,894 3.4
2005 192,585 66,491 129,809 109,078 67,346 42,387 27,210 5,510 447,831 2.3
2006 141,029 42,354 92,265 70,743 44,553 26,201 5,316 281,432 2.0
2007 204,114 68,048 145,272 111,117 70,572 13,460 408,469 2.0
2008 227,885 69,049 165,164 127,799 26,645 388,657 1.7
2009 253,449 96,529 206,773 49,738 353,040 1.4
2010 359,843 125,853 77,752 203,605 0.6
2011 90,355 8,262 8,262  0.1
Total $1,854,739 $749,791 $291,111 $336,374 $354,724 $398,303 $487,458 $604,394 $191,035 $3,413,190 1.8

APPENDIX B:  RECONCILIATION OF ADJUSTED EBITDA

Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In Thousands)
Three Months Ended
Note: The periods 3/31/07 through 12/31/08 have been adjusted to reflect the retrospective application of ASC 470-20
3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11
GAAP net income, as reported 4,991 (1,515) 4,568 4,187 6,751 6,162 3,028 (2,095) 8,997 6,641 9,004 8,405 10,861 11,730 12,290 14,171 13,679
Interest expense 4,042 4,506 4,840 5,260 5,200 4,831 5,140 5,401 4,273 3,958 3,970 3,959 4,538 4,880 4,928 5,003 5,593
Contingent interest expense 3,235 888 - - - - - - - - - - - - - - -
Pay-off of future contingent interest - 11,733 - - - - - - - - - - - - - - -
Provision for income taxes 3,437 (1,031) 1,315 2,777 4,509 4,225 2,408 (1,442) 5,973 4,166 5,948 4,609 6,490 6,749 6,632 9,075 8,601
Depreciation and amortization 869 840 833 810 722 766 674 652 623 620 652 697 673 752 816 958 1,053
Amount applied to principal on receivable portfolios 28,259 29,452 26,114 29,498 40,212 35,785 35,140 46,364 42,851 48,303 49,188 47,384 58,265 64,901 63,507 53,427 85,709
Stock-based compensation expense 801 1,204 1,281 1,001 1,094 1,228 860 382 1,080 994 1,261 1,049 1,761 1,446 1,549 1,254 1,765
Adjusted EBITDA 45,634 46,077 38,951 43,533 58,488 52,997 47,250 49,262 63,797 64,682 70,023 66,103 82,588 90,458 89,722 83,888 116,400